Exhibit 10.2



                                       CNF INC.
                                  AMENDED AND RESTATED
                              2003 EQUITY INCENTIVE PLAN
                              FOR NON-EMPLOYEE DIRECTORS

         1.    Introduction

               CNF Inc., a Delaware corporation (the "Company") established the CNF Inc. 2003 Equity Incentive Plan for Non-Employee Directors (the "Original Plan") for those members of the Company's Board of Directors who are not employees of the Company or any of its subsidiaries. This document amends and restates in its entirety the Original Plan (the Original Plan, as so amended and restated, is referred to herein as the "Plan") to reflect certain amendments to the Original Plan made pursuant to Section
               10. All grants of Awards made under the Original Plan, or under the Original Plan as heretofore amended, shall constitute valid Awards granted under and governed by the terms of the Plan, and shall not be affected by this amendment and restatement of the Original Plan. The effective date of the Plan (the "Effective Date") is April 22, 2003, the date that the Original Plan was approved by stockholders of the Company.

               The Plan permits the grant of stock options and restricted stock awards to non-employee directors of the Company, although currently only restricted stock awards are being granted under the Plan. The purposes of the Plan are to encourage directors to own shares of the Company's stock and thereby to align their interests more closely with the interests of the other stockholders of the Company, to encourage the highest level of director performance by providing directors with a direct interest in the Company's attainment of its financial goals, and to provide a financial incentive that will help attract and retain the most qualified directors.

         2.    Definitions

               The following terms shall have the meanings set forth below. Except when otherwise indicated by the context, the masculine gender shall also include the feminine gender, and the definition of any term herein in the singular shall also include the plural.

               (a)   "Award" means a Restricted Stock Award or an Option Award.

               (b)   "Award Agreement" has the meaning  given  to  the  term in
                     Section 5 hereof.

               (c) "Board" or "Board of Directors" means the Board of Directors of the Company.

               (d) "Change in Control" means the occurrence of an event described in any one of the following clauses (i) through
                     (iv):

                     (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than (A) the Company or its affiliates, (B) any trustee or other fiduciary holding securities under an employee benefit plan of the Company or its affiliates, and
                           (C) any corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of the common stock, par value $0.625 per share, of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its affiliates) representing 25% or more of the combined voting power of the Company's then outstanding voting securities;

                     (ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the Effective Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended;

                     (iii) there  is  consummated  a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than
                           (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent
                           (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving or parent entity outstanding immediately after such merger or consolidation or
                           (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as defined above), directly or indirectly, acquired 25% or more of the combined voting power of the Company's then outstanding securities (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its affiliates);

                     (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or there is consummated an agreement for the sale or disposition by the Company of assets having an aggregate book value at the time of such sale or disposition of more than 75% of the total book value of the Company's assets on a consolidated basis (or any transaction having a similar effect), other than any such sale or disposition by the Company (including by way of spin-off or other distribution) to an entity, at least 50% of the combined voting power of the voting securities of which are owned immediately following such sale or disposition by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale or disposition;

               (e) "Committee" means a committee consisting of members of the Board who are empowered hereunder to take actions in the administration of the Plan. The Committee shall be so constituted at all times as to permit the Plan to comply with applicable NYSE rules and with Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934 (the "1934 Act"). Members of the Committee shall be appointed from time to time by the Board, shall serve at the pleasure of the Board and may resign at any time upon written notice to the Board.

               (f) "Director" means a member of the Board who is not an employee of the Company. For purposes of the Plan, an employee is an individual whose wages are subject to the withholding of federal income tax under Section 3401 of the Internal Revenue Code.

               (g)   "Effective Date" has the meaning given  to  that  term  in
                     Section 1 hereof.

               (h) "Fair Market Value" per share of Stock as of a particular date means (i) the closing sales price per share of Stock on the national securities exchange on which the Stock is principally traded, for the last preceding date on which there was a sale of such Stock on such exchange, or (ii) if the shares of Stock are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Stock in such over-the-counter market for the last preceding date on which there was a sale of such Stock in such market, or (iii) if the shares of Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its sole discretion, shall determine.

               (i) "Internal Revenue Code" means the Internal Revenue Code of 1986, as it may be amended from time to time.

               (j)   "NYSE" means the New York Stock Exchange.

               (k)   "Option" means an option to purchase Stock.

               (l)   "Option  Award"  means  an  Award of an Option pursuant to
                     Section 7 hereof.

               (m) "Restricted Stock Award" means an Award of Stock granted to a Director pursuant to Section 6 hereof.

               (n) "Restricted Stock Award Amount" means (i) for each director receiving a Restricted Stock Award pursuant to
                     Section 6(a)(i), an amount equal to $65,000 for each full year during the director's term (for a total of $195,000 for a three-year term), (ii) for each Class I and Class III director receiving a Restricted Stock Award pursuant to Section 6(a)(ii), an amount equal to $65,000 for each full year remaining until such director is next scheduled for election or re-election to the Board (for a total of $130,000 for Class I directors and $65,000 for Class III directors) and (iii) for each newly-appointed director receiving a Restricted Stock Award pursuant to Section 6(a)(iv), an amount equal to $65,000 for each full year remaining until such director is next scheduled for election, plus a pro rata portion of $65,000 for each partial year remaining until such director is next scheduled for election. For purposes of this definition, a period of greater than 11 but less than 12 months shall be considered a full year.

               (o) "Restricted Stock Award Date" means, for a Restricted Stock Award to be made in any year pursuant to Section 6(a), the earlier to occur of (A) the date of the annual directors meeting occurring during such year and (B) April 30 of that year.

               (p) "Stock" means the Common Stock, $0.625 par value, of the Company.

         3.    Plan Administration

               The Plan shall be administered by the Committee. Subject to the other provisions of the Plan, the Committee is authorized to determine the manner in which Awards will vest (including the authority to determine whether, and to what extent, an Award may vest upon retirement of a Director from the Board), to specify other terms, provisions, and conditions of the Awards, and to do all things necessary or desirable in connection with the administration of the Plan. Notwithstanding the foregoing, and subject to Section 4(c) hereof, the Committee shall not have the authority to lower the exercise price of any outstanding Option, nor shall the Committee have the authority to settle, cancel or exchange any outstanding Option in consideration for the grant of a new Award with a lower exercise price.

         4.    Stock Subject to the Plan

               (a) Number of Shares Available Under the Plan. Subject to subsections (b) and (c) of this Section 4, the maximum number of shares of Stock that may be issued or transferred pursuant to Awards under the Plan shall not exceed 300,000 shares, and no more than 150,000 shares of Stock may be issued or transferred pursuant to Restricted Stock Awards. Shares of Stock that are issued as Restricted Stock Awards or that are issuable upon exercise of an Option shall be applied to reduce the maximum number of shares of Stock remaining available for use under the Plan. The shares of Stock to be delivered under the Plan shall be made available, at the discretion of the Committee, either from authorized but unissued shares of Stock or from shares of Stock held by the Company as treasury shares, including shares purchased in the open market.

               (b) Effect of Forfeitures and Terminations on Shares Available. Any shares of Stock that are subject to a Restricted Stock Award and which are forfeited shall be available for reissuance under the Plan. In the event that any Option Award hereunder lapses or otherwise terminates prior to being fully exercised, any shares of Stock allocable to the unexercised portion of such Award shall be available for future Restricted Stock Awards or Options Awards under the Plan.

                (c)  If:

                     (i) any recapitalization, reclassification, spin-off, split-up or consolidation of Stock is effected;

                     (ii) the outstanding shares of Stock are exchanged, in connection with a merger or consolidation of the Company or a sale by the Company of all or a part of its assets, for a different number or class of shares of stock or other securities of the Company or for shares of the stock or other securities of any other corporation;

                     (iii) new,   different   or  additional  shares  or  other
                           securities of the Company or of another company are received by the holders of Stock;

                     (iv) any distribution is made to the holders of Stock other than a cash dividend; or

                     (v) any other change in capitalization or similar event is determined by the Committee to have occurred;

                     then the appropriate adjustments will be made to:

                     (i) the number and class of shares or other securities that may be issued or transferred pursuant to outstanding Options or Restricted Stock Awards;

                     (ii) the number and class of shares or other securities available for issuance under the Plan;

                     (iii) the  purchase  price  to  be paid  per  share  under outstanding Options; and

                     (iv) the number of Options to be issued under Section 7(a) hereof.

                     Upon the dissolution or liquidation of the Company, the Plan shall terminate, and, except as otherwise provided herein, all Options previously granted shall terminate on the date of such dissolution or liquidation of the Company; provided that a Director shall have the right to exercise any Option held by him immediately prior to such dissolution or liquidation to the full extent not theretofore exercised.

                     Adjustments under this subsection (c) shall be made according to the sole discretion of the Committee, and its decision shall be binding and conclusive, subject to any legally required approval of the Board of Directors or of any other entity. Except as otherwise provided in this subsection (c), the issuance by the Company of shares of capital stock of any class or securities convertible into shares of capital stock of any class shall not affect Options or Restricted Stock Awards hereunder.

                (d) General Adjustment Rules. No adjustment or substitution provided for in this Section 4 shall require the Company to issue a fractional share of Stock, and the total substitution or adjustment with respect to each Award shall be limited by deleting any fractional share.

         5.    Participation

               Each Director shall receive Awards on the terms and conditions set forth under the Plan. Each Director receiving an Award shall enter into an agreement (an "Award Agreement") with the Company, in such form as the Committee shall determine and which is consistent with the provisions of the Plan. In the event of any inconsistency between the provisions of the Plan and any such agreement entered into hereunder, the provisions of the Plan shall govern.

         6.    Restricted Stock Awards

               (a) Restricted Stock Awards. Subject to Section 10 hereof, so long as there are sufficient shares of Stock available for issuance or transfer pursuant to Restricted Stock Awards under the Plan:

                     (i) on the Restricted Stock Award Date in each year during the term of the Plan, commencing with the Restricted Stock Award Date in 2005, each Director who is elected or re-elected to the Board at the annual meeting of shareholders during such year shall automatically be granted an Award consisting of a number of shares of Restricted Stock determined based on the applicable Restricted Stock Award Amount;

                     (ii) in addition to the grants described in subsection (i) above, on the Restricted Stock Award Date in 2005, each Class I Director (other than W. Keith Kennedy, Jr.) and each Class III Director then serving on the Board shall automatically be granted an Award consisting of a number of shares of Restricted Stock determined based on the applicable Restricted Stock Award Amount;

                     (iii)  if he  is  serving  on  the Board on the Restricted
                     Stock Award Date in 2006, W. Keith Kennedy, Jr. shall automatically be granted an Award consisting of a number of shares of Restricted Stock having a value, at the time of grant, of $65,000;

                     (iv) at any time upon a director's appointment to the Board, such director shall automatically be granted an Award consisting of a number of shares of Restricted Stock determined based on the applicable Restricted Stock Award Amount.

               (b) Purchase Price. Directors under the Plan shall not be required to pay any purchase price for the shares of Stock to be acquired pursuant to a Restricted Stock Award, unless otherwise required under applicable law or regulations for the issuance of shares of Stock that are nontransferable and subject to a substantial risk of forfeiture until specific conditions are met. If so required, the price at which shares of Stock shall be sold to Directors under the Plan pursuant to an Award shall be the minimum purchase price required in such law or regulations, as determined by the Board in the exercise of its sole discretion. The purchase price, if any, of shares of Stock sold by the Company hereunder shall be payable by the Director in cash or by check at the time such Award is granted.

               (c) Number of Shares Awarded. The number of shares of Stock included in each such Restricted Stock Award shall be determined by dividing the dollar value of such Award by the Fair Market Value of a share of Stock as of the date of grant. In no event shall the Company be required to issue fractional shares. Whenever under the terms of this
                     Section 6(c) a fractional share of Stock would otherwise be required to be issued, an amount in lieu thereof shall be paid in cash based upon the Fair Market Value of such fractional share.

               (d) Forfeiture of Awards. If a Director voluntarily resigns or is removed for cause as a Board member before the restrictions applicable to a Restricted Stock Award lapse pursuant to the Terms and Conditions of Restricted Stock herein, the shares of Stock granted pursuant to such Restricted Stock Award shall be forfeited.

               (e) Restrictions. Except as otherwise provided in the Plan, shares of Stock received pursuant to a Restricted Stock Award may not be sold, assigned, pledged, hypothecated, transferred or otherwise disposed of until the restrictions applicable to such Stock have lapsed pursuant to the Terms and Conditions of Restricted Stock herein.

               (f) Terms and Conditions of Restricted Stock. Each Restricted Stock Award granted pursuant to the Plan shall be evidenced by a Award Agreement. The Award Agreement may contain such terms, provisions and conditions as may be determined by the Committee and not inconsistent with the Plan. Restrictions on Stock covered by a Restricted Stock Award shall lapse and be removed (and the shares of Stock acquired by a Director pursuant to a Restricted Stock Award shall vest) in a manner determined by the Committee at the time the Award is granted and set forth in the applicable Award Agreement. Restrictions may lapse and Restricted Stock Awards vest based on either or both of
                     (A) the attainment of performance goals by the Company, or
                     (B) the continued service on the Board by the Director. All performance-based Restricted Stock Awards will have a minimum vesting period of one (1) year. With respect to any shares of Restricted Stock subject to restrictions which lapse solely based on the Director's continued service on the Board, such restrictions shall lapse over a vesting schedule (so long as the Director continues to serve on the Board) no shorter in duration than three years from the date of grant; provided, that such vesting schedule may provide for partial or installment vesting during such period. In addition, unless otherwise determined by the Committee and set forth in the applicable Award Agreement, all restrictions on Stock covered by a Restricted Stock Award shall lapse and be removed (and the shares of Stock acquired by a Director pursuant to a Restricted Stock Award shall vest) upon any of the following events:

                     (i) Upon the termination of a Director's service as a board member as a result of death, disability, failure to be nominated for election as a director or failure to be elected by stockholders as a Board member; or

                     (ii)  In the event of a Change in Control.

               (g) Privileges of a Stockholder. A Director shall have all voting, dividend, liquidation and other rights with respect to Stock received by him as a Restricted Stock Award under this Restricted Stock Awards section, whether or not restrictions have lapsed. However, if the Company shall at any time pay or make any dividend or other distribution upon the Stock payable in securities or other property (except money), a proportionate part of such securities or other property shall be set aside and delivered to any Director then holding a Restricted Stock Award upon lapse of all restrictions applicable to such Restricted Stock Award. Prior to the time that any such securities or other property are delivered to a Director in accordance with the foregoing, the Director shall, subject to the same forfeiture provisions applicable to the Restricted Stock Award to which such securities or other property relates, be the owner of such securities or other property and shall have the right to vote the securities, receive any dividends payable on such securities and in all other respects shall be treated as the owner. If securities or other property which have been set aside by the Company in accordance with this Section are not delivered to a Director because restrictions applicable to such Restricted Stock Award do not lapse and such Stock is forfeited, then such securities or other property shall be forfeited to the Company and shall be dealt with by the Company as it shall determine in its sole discretion.

               (h) Enforcement of Restrictions. The Committee shall cause a legend to be placed on the Stock certificates issued pursuant to each Restricted Stock Award referring to the restrictions imposed in the Plan and, in addition, may in its sole discretion require one or more of the following methods of enforcing such restrictions:

                     (i)   Requiring   the   Director   to   keep   the   Stock
                           certificates, duly endorsed, in the custody of the Company while the restrictions remain in effect; or

                     (ii)  Requiring   that   the  Stock   certificates,   duly
                           endorsed, be held in the custody of a third party while the restrictions remain in effect.

         7.    Option Awards

               (a)   Option Awards.    Subject to Section 10 hereof, at any
                     time and from time to time during the term of the Plan and so long as there are sufficient shares available for issuance or transfer pursuant to Awards under the Plan, the Committee may grant an Option to purchase shares of Stock to any Director.

               (b) Exercise Price for Options. The exercise price per share of Stock covered by each Option shall be the Fair Market Value of the Stock as of the date the Option is granted. The exercise price of an Option granted under the Plan shall be subject to adjustment as provided in Section 4(c) hereof.

               (c) Term; Termination. Unless earlier terminated, each Option shall expire ten (10) years from the date that the Option was granted. Except as otherwise determined by the Committee and set forth in the applicable Award Agreement, no Option granted to a Director (to the extent otherwise exercisable) may be exercised, and such Option shall terminate, after the first to occur of the following events:

                     (i) The expiration of three (3) months from the date the Director ceases to serve as a director of the Company by reason of such Director's voluntary resignation;

                     (ii) The expiration of twelve (12) months from the date the Director ceases to serve as a director of the Company other than by reason of such Director's voluntary resignation, removal for cause; or

                     (iii) The expiration of three (3) years from the date that the Director retires from the Board; or

                     (iv)  The removal of the Director for cause.

               (d) Terms and Conditions of Options; Vesting. Each Option granted pursuant to the Plan shall be evidenced by an Award Agreement. The Award Agreement may contain such terms, provisions and conditions as may be determined by the Committee and not inconsistent with the Plan. Each Option granted under the Plan shall vest and become exercisable in a manner determined by the Committee at the time the Award is granted and set forth in the applicable Award Agreement. Vesting of Options may be based upon either or both of (i) the attainment of performance goals by the Company, or (ii) the continued service on the Board by the Director. All performance-based Options will have a minimum vesting period of one (1) year. No Option shall be exercisable prior to vesting. Notwithstanding the foregoing, each Option shall become immediately exercisable as to all shares covered by such Option in the event a Director's service as a director terminates as a result of death, disability, failure to be nominated for election as a director or failure to be elected by stockholders as a Board member. Unless otherwise determined by the Committee and set forth in the applicable Award Agreement, each Option shall vest and become immediately exercisable in the event of a Change in Control.

               (e) Assignability of Options. Each Option granted pursuant to the Plan shall, during the Director's lifetime, be exercisable only by the Director, and the Option shall not be transferable by the Director by operation of law or otherwise other than by will or the laws of descent and distribution.

               (f) Exercise of Options. An Option may be exercised in whole or in part, to the extent it is then exercisable, only by written notice to the Company at its principal office accompanied by payment in cash or by check of the full exercise price for the shares with respect to which the Option, or portion thereof, is exercised. However, the Committee may, in its discretion, (i) allow payment, in whole or in part, through the delivery of shares of Stock which have been owned by the Director for at least six months, duly endorsed for transfer to the Company with a fair market value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (ii) allow payment, in whole or in part, through the surrender of shares of Stock then issuable upon exercise of the Option having a fair market value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof;
                     (iii) allow payment, in whole or in part, through the delivery of a notice that the Director has placed a market sell order with a broker with respect to shares of Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided that the Company shall not deliver such shares until payment of such proceeds is received by the Company; or (iv) allow payment through any combination of the consideration provided in the foregoing clauses (i), (ii) and (iii).

         8.    Rights of Directors

               Nothing contained in the Plan or in any Option or Restricted Stock Award granted under the Plan shall interfere with or limit in any way the right of the stockholders of the Company to remove any Director from the Board pursuant to the Certificate of Incorporation or bylaws of the Company, nor confer upon any Director any right to continue in the service of the Company.

         9.    General Restrictions

               (a) Investment Representations. The Company may require any Director to whom an Option or Restricted Stock Award is granted, as a condition of receiving such Option or Restricted Stock Award or exercising an Option, to give written assurances in substance and form satisfactory to the Company and its counsel to the effect that such person is acquiring the Option or Stock subject to the Restricted Stock Award or Option for his own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with Federal and applicable state securities laws.

               (b) Compliance With Securities Laws. Each Option or Restricted Stock Award shall be subject to the requirement that, if at any time counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such Option or Restricted Stock Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance of shares thereunder, such Restricted Stock Award or Option may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Committee. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

               (c) Taxes. Each Director shall make appropriate arrangements for the satisfaction of any applicable federal, state or local income or other tax withholding requirements applicable to any Restricted Stock Award or Option granted hereunder. In addition, each Director shall provide the Company with a copy of any election, which such Director may make under Section 83(b) of the Code with respect to a Restricted Stock Award.

         10.   Plan Amendment, Modification and Termination

               The Board may at any time and from time to time alter, amend, modify, suspend or terminate the Plan in whole or in part; provided, however, that no amendment or modification shall be effective without stockholder approval (a) if such approval is required by law or NYSE rules or (b) if such amendment or modification either eliminates or revises the succeeding proviso; and provided further, however, that the Board (or Committee) may amend the number of shares subject to, or the dollar value of, Awards granted pursuant to Sections 6(a) and 7(a) hereof only if it shall have received advice to such effect from an outside compensation consultant. No amendment, modification or termination of the Plan shall in any manner adversely affect any Options or Restricted Stock Awards theretofore granted under the Plan without the consent of the Director holding such Options or Restricted Stock Awards.

         11.   Requirements of Law

               (a)   Compliance with Law.    The  issuance  of  Stock  and  the
                     payment of cash pursuant to the Plan shall be subject to all applicable laws, rules and regulations.

               (b) Rule 16b-3. Awards and transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of the Plan or action by the Board or the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board or the Committee. Moreover, in the event the Plan does not include a provision required by Rule 16b-3 to be stated therein in order to qualify the Plan as a formula plan, such provision (other than one relating to eligibility requirements, or the price and amount of Awards) shall be deemed automatically to be incorporated by reference into the Plan.

               (c)   Governing Law.    The  Plan  and  all agreements hereunder
                     shall be construed in accordance with and governed by the laws of the State of California.

         12.   Duration of the Plan

               The Plan shall terminate ten years after the date the Plan is first approved by stockholders of the Company or at such earlier time as may be determined by the Board, and no Option Awards or Restricted Stock Awards shall be granted after such termination.